SUPPLEMENT DATED APRIL 14, 2021
TO

PROSPECTUS DATED APRIL 29, 2011
FOR PRIME SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
DELAWARE LIFE VARIABLE ACCOUNT I

This supplement contains information regarding changes to investment options that are available under your Policy.

Effective on or around April 30, 2021, the names of the following investment options will be changed:

Current Name	New Name

Invesco Oppenheimer V.I. Capital Appreciation Fund	Invesco V.I. Capital Appreciation Fund

Invesco Oppenheimer V.I. Global Fund	Invesco V.I. Global Fund

Invesco Oppenheimer V.I. Main Street Fund	Invesco V.I. Main Street Fund

THE POLICY REFERENCED IN THIS SUPPLEMENT IS NO LONGER FOR SALE.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.